SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 10, 2001



                      NATIONSCREDIT GRANTOR TRUST 1997 - 2
                      ------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



DELAWARE               333-22327               75-2655744
--------               ---------               ----------
(STATE  OR             (COMMISSION  FILE       (IRS  EMPLOYER
JURISDICTION  OF       NUMBER)                 IDENTIFICATION  NUMBER)
INCORPORATION)

                             1355 WINDWARD CONCOURSE
                             ALPHARETTA GEORGIA 30005


                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (678) 339-9343

  NOT APPLICABLE (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

ITEM  5.                   OTHER  EVENTS
                           -------------

     THIS CURRENT REPORT ON FORM 8-K IS BEING FILED TO FILE A COPY OF THE CERTIFICATEHOLDERS STATEMENTS RELATING TO THE COLLECTION PERIOD ENDING JULY 31, 2001.

     CAPITALIZED TERMS NOT DEFINED HEREIN HAVE THE MEANINGS ASSIGNED IN THE POOLING AND SERVICING AGREEMENT (WITH STANDARD TERMS AND CONDITIONS ATTACHED
THERETO) DATED AS OF SEPTEMBER 30, 1997 AMONG NATIONSCREDIT SECURITIZATION CORPORATION, NATIONSCREDIT COMMERCIAL CORPORATION OF AMERICA AND BANKERS TRUST COMPANY, AS TRUSTEE, WHICH WAS PREVIOUSLY FILED AS AN EXHIBIT TO THE CURRENT REPORT ON FORM 8-K FILED ON BEHALF OF THE TRUST BY NATIONSCREDIT COMMERCIAL CORPORATION OF AMERICA ON OCTOBER 10, 1997.


ITEM  7.          FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION AND
                  --------------------------------------------------------------
                  EXHIBITS.
                  --------

(C)     EXHIBITS

EXHIBIT  NO.
------------

    19.1     CERTIFICATEHOLDERS  STATEMENTS

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                      NATIONSCREDIT GRANTOR TRUST 1997 - 2
                      ------------------------------------
                                  (REGISTRANT)

              BY:  NATIONSCREDIT COMMERCIAL CORPORATION OF AMERICA,
               AS SERVICER OF NATIONSCREDIT GRANTOR TRUST 1997 - 2


Date:  August  10,  2001               BY:  /S/  RHONDA  NANTZ
       -----------------                    ------------------
                                       NAME:     RHONDA  NANTZ
                                       TITLE:    VICE  PRESIDENT

                                  EXHIBIT INDEX
                                  -------------


 EXHIBIT
NUMBER                        DESCRIPTION
------                        -----------

    19.1               CERTIFICATEHOLDERS  STATEMENTS